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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

ARGOSY GAMING COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11853 (Commission File Number)	37-1304247 (IRS Employer Identification Number)
219 Piasa Street, Alton, Illinois (Address of principal executive offices)		62002 (Zip Code)

(618) 474-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 3, 2004, reporting the financial results of Argosy Gaming Company (the "Company") for the quarter ended December 31, 2003

Item 12.    Results of Operations and Financial Condition

        Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the Company's press release, dated February 3, 2004, reporting the Company's financial results for the quarter and year ended December 31, 2003.

        The information, including the exhibit attached hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARGOSY GAMING COMPANY, a Delaware corporation
Date: February 3, 2004	By:	/s/ DALE R. BLACK Name: Dale R. Black Title: Senior Vice President and Chief Financial Officer

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  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES